Up-regulation of the antioxidant enzymes SOD and catalase *in vivo*:

A new approach to antioxidant therapy

Joe M. McCord, Ph.D.
Lifeline Therapeutics

protandim™

What is *Oxidative Stress*?

Oxidative stress occurs when oxidative balance is upset by increased production of oxidants ($O_2^{\cdot -}$, H_2O_2), or by decreased availability of antioxidants.

We normally make about 0.3 mole of $O_2^{\cdot -}$/day, and nearly all is scavenged by our own antioxidant enzymes, the SODs.

"Consumable" antioxidants (e.g., vitamins C and E) neutralize oxidants on a mole-for-mole basis. 1 g of vitamin C per day can neutralize about 0.01 mole of superoxide per day, assuming full absorption and complete reaction prior to excretion.

"Catalytic" antioxidants are the antioxidant enzymes superoxide dismutase (SOD), catalase (CAT) and glutathione peroxidase (GPx).

Excess oxidants can attack lipids, proteins and nucleic acids

Lipids are the most readily oxidizable class of biomolecules, so oxidative stress is most often monitored by measuring the products of lipid peroxidation (TBARS, isoprostanes).

DNA damage may be measured as 8-OHdG; protein damage may be measured as carbonyl proteins.

Oxidative stress increases with normal aging.

Increased levels of oxidative stress have been found to occur with approximately 200 diseases.

Plasma TBARS increase with age in normal healthy humans



TBARS (micromolar)
4
3.5
3
2.5
2
1.5
1
0.5
0
0
20
40
60
80
100
AGE
R2 = 0.238
Females
Males

TBARS generated by elevated oxidative stress


H$_2$C
O

Acrolein


O
O

Glyoxal


R
O
HO

4-Hydroxy-2-alkenals

Lipid derived


O
O

Malondialdehyde


OH
H$_3$C
O

2-Hydroxypropanal


H$_3$C
O
O

Methylglyoxal


HO
OH
HO
OH
O
O

Glucosone


HO
HO
OH
O
O

3-Deoxyglucosone

Carbohydrate derived

Modification of LDL to form oxidized LDL

malondialdehyde


O
O

+ Apolipoprotein B or LDL

⬇

oxidized LDL (oxLDL)

When >15% of lysine residues of LDL are modified by MDA adducts, the protein is no longer recognized by the LDL receptors in hepatic and peripheral cells, but it is recognized by the scavenger receptor on macrophages

The Oxidative Modification Hypothesis
Foam cell formation and atherogenesis


malondialdehyde or other TBARS
O
O
+ LDL
oxLDL
macrophage
scavenger
receptor
foam cell
plaque formation and
atherogenesis

protandim

The Oxidative Modification Hypothesis of Atherosclerosis: Does It Hold for Humans?

Joseph L. Witztum* and Daniel Steinberg

This review suggests that oxidation of LDL is an important, if not obligatory, event in atherogenesis. The important clinical corollary is that inhibition of oxidation can inhibit atherosclerosis independent of lowering plasma cholesterol levels.

(***Trends Cardiovasc Med*** 2001; 11:93–102).

• Why Haven't the [Antioxidant-Based] Clinical Trials Been More Effective in Humans?

"First, *the antioxidants used in these clinical trials may not be sufficiently potent* or the doses used may be too low.

…These data suggest that in otherwise healthy people *even megadoses of vitamin E are insufficient to decrease basal levels of lipid peroxidation*."

(***Trends Cardiovasc Med*** 2001; 11:93–102).

Journal of the American College of Cardiology.
2004 Nov 16;44(10):1996-2002.

Serum levels of thiobarbituric acid reactive substances (TBARS) predict cardiovascular events in patients with stable coronary artery disease: a longitudinal analysis of the PREVENT study.

Walter MF, Jacob RF, Jeffers B, Ghadanfar MM, Preston GM, Buch J, Mason RP; PREVENT study.

Elucida Research, Beverly, Massachusetts, USA.

Moderate Antioxidant Supplementation* Has No Effect on Biomarkers of Oxidant Damage in Healthy Men with Low Fruit and Vegetable Intakes

Robert A. Jacob, Giovanna M. Aiello, Charles B. Stephensen, Jeffrey B. Blumberg,‡ Paul E. Milbury, ‡ Lynn M. Wallock† and Bruce N. Ames†

U.S. Department of Agriculture/ARS Western Human Nutrition Research Center, University of California at Davis, Davis, CA 95616-8683, ‡Jean Mayer U.S. Department of Agriculture Human Nutrition Research Center on Aging at Tufts University, Boston, MA 02111 and †Children's Hospital Oakland Research Institute, Oakland, CA 94609

J. Nutr. **133**: 740–743, 2003.

*272 mg ascorbic acid, 31 mg α-tocopherol acetate and 400 µg folic acid

CLINICAL INVESTIGATION

JAMA (Journal of the American Medical Association). 2001;285:1178-1182

Effects of Vitamin E on Lipid Peroxidation in Healthy Persons

Emma A. Meagher, MD
Orla P. Barry, PhD
John A. Lawson, BS
Joshua Rokach, PhD
Garret A. FitzGerald, MD

Context Oxidative stress may play a role in the development or exacerbation of many common diseases. However, results of prospective controlled trials of the effects of antioxidants such as vitamin E are contradictory.

Objective To assess the effects of supplemental vitamin E on lipid peroxidation in vivo in healthy adults.

Design Randomized, double-blind, placebo-controlled trial conducted March 1999 to June 2000.

Results: No significant effect of vitamin E on levels of either urinary 4-HNE or isoprostane was observed.

Study Conclusions: *Our results question the rationale for vitamin E supplementation in healthy individuals.*

protandim

Self-supplementation with vitamins E & C does not affect TBARS in normal healthy humans


TBARS (micromolar)
4
3.5
3
2.5
2
1.5
1
0.5
0
0
20
40
60
80
100
AGE
R2 = 0.602
= supplements, (eg, vits E & C)
= no supplements

1016
Vol. 12, 1016–1022, October 2003
Cancer Epidemiology, Biomarkers & Prevention

No Effect of 600 Grams Fruit and Vegetables Per Day on Oxidative DNA Damage and Repair in Healthy Nonsmokers[1]

Peter Møller,[2] Ulla Vogel, Anette Pedersen, Lars O. Dragsted, Brittmarie Sandström,[3] and Steffen Loft

Institute of Public Health, University of Copenhagen, DK-2200 Copenhagen N, Denmark [P. M., S. L.]; National Institute of Occupational Health, Denmark [U. V.]; Research Department of Human Nutrition, Royal Veterinary and Agricultural University, Frederiksberg, Denmark [A. P., B. S.]; and Institute of Food Safety and Nutrition, Danish Veterinary and Food Administration, Søborg, Denmark [L. O. D.]

Some compounds induce antioxidant enzymes by producing oxidants


Organ damage
PROOXIDANTS
malathion,
stanozolol,
etc.
[ROS]↑
SOD↑
CAT↑
GPx↑
Lipid peroxidation ↑

Problem: Even though the antioxidant enzymes are induced, they don't fully compensate and net injury results.

Can the ingredients in Protandim® induce the enzymes without paying the price of toxicity and damage?


Organ protection
Protandim
SOD ↑
CAT ↑
GPx ↑
[ROS] ↓
Lipid peroxidation ↓

The net result would be protection, and oxidative stress would be lowered

Original Contribution

The induction of human superoxide dismutase and catalase in vivo: A fundamentally new approach to antioxidant therapy

Sally K. Nelson [a,b], Swapan K. Bose [a], Gary K. Grunwald [c], Paul Myhill [d], Joe M. McCord [a,b,d,*]

[a] Webb-Waring Institute for Cancer, Aging and Antioxidant Research, University of Colorado Denver Health Sciences Center, Denver, CO 80262, USA
[b] Department of Medicine, University of Colorado Denver Health Sciences Center, Denver, CO 80262, USA
[c] Department of Preventive Medicine and Biometrics, University of Colorado Denver Health Sciences Center, Denver, CO 80262, USA
[d] Lifeline Therapeutics, Denver, CO, USA

Received 22 June 2005; revised 24 August 2005; accepted 28 August 2005

Abstract

A composition consisting of extracts of five widely studied medicinal plants (Protandim) was administered to healthy human subjects ranging in age from 20 to 78 years. Individual ingredients were selected on the basis of published findings of induction of superoxide dismutase (SOD) and/or catalase in rodents in vivo, combined with evidence of decreasing lipid peroxidation. Each ingredient was present at a dosage sufficiently low to avoid any accompanying unwanted pharmacological effects. Blood was analyzed before supplementation and after 30 and 120 days of supplementation (675 mg/day). Erythrocytes were assayed for SOD and catalase, and plasma was assayed for lipid peroxidation products as thiobarbituric acid-reacting substances (TBARS), as well as uric acid, C-reactive protein, and cholesterol (total, LDL, and HDL). Before supplementation, TBARS showed a strong age-dependent increase. After 30 days of supplementation, TBARS declined by an average of 40% ($p = 0.0001$) and the age-dependent increase was eliminated. By 120 days, erythrocyte SOD increased by 30% ($p < 0.01$) and catalase by 54% ($p < 0.002$). We conclude that modest induction of the catalytic antioxidants SOD and catalase may be a much more effective approach than supplementation with antioxidants (such as vitamins C and E) that can, at best, stoichiometrically scavenge a very small fraction of total oxidant production.

Free Radical Biology and Medicine, vol 40, No. 2, (2006)

protandim™

Composition of Protandim®

Bacopa moniera extract, 45% bacosides	150 mg
Milk Thistle extract, 70-80% Silymarin	225 mg
Ashwagandha powder	150 mg
Green tea, 98% polyphenols, 45% EGCG	75 mg
Turmeric extract, 95% Curcumin	75 mg
Total	675 mg

Daily dosage for a 70 kg (154 lbs.) human

protandim

Human Study Design

29 healthy control subjects were enrolled ranging in age from 20 to 78 years old.

The following parameters were measured at days 0, 30, and 120:

- TBARS as a measure of lipid peroxidation
- Superoxide dismutase (SOD)
- Catalase (CAT)
- C-reactive protein, an inflammatory marker
- Uric acid, an endogenous consumable antioxidant
- Lipid profile (cholesterol, LDL, HDL, TG)

30% Elevation of SOD by Protandim®



Change in SOD (%)
100
80
60
40
20
0
-20



% increase SOD
50
45
40
35
30
25
20
15
10
5
0
*
0
30
120
Days on Protandim

Average increase in SOD = 30 ± 10% after 120 days of Protandim

*$p < 0.01$, n = 10

54% Elevation of Catalase by Protandim®


Change in Catalase (%)
140
120
100
80
60
40
20
0
-20


% Increase in Catalase
80
70
60
50
40
30
20
10
0
*
0
30
120
Days on Protandim

Average increase in catalase = 54 ± 15% after 120 days of Protandim
*p = 0.002, n = 10

Inhibition of lipid peroxidation (TBARS) by Protandim®



4
3.5
3
2.5
2
1.5
1
0.5
0
TBARS (micromolar)
R^2 = 0.238
Before *Protandim*
After *Protandim 30 d*
R^2 = 0.003
0
20
40
60
80
100
AGE

Normal subjects before supplementation with Protandim showed an age-dependent increase in TBARS. The levels of TBARS dropped an average of 40% ($p < 0.002$) after 30 days of Protandim supplementation (green circles).

protandim

40% Average Decrease in TBARS by Protandim®



Plasma TBARS (µM)
4
3.5
3
2.5
2
1.5
1
0.5
0
Before Protandim
After Protandim

Achieved outcomes:

- Lipid peroxidation (TBARS) was inhibited
- SOD and CAT were elevated
- Possible lowering of C-reactive protein, an inflammatory marker
- Possible sparing of uric acid, a consumable antioxidant
- No adverse changes in lipid profile